UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2016

Date of reporting period :	January 1, 2016 — December 31, 2016

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

Putnam Variable Trust

Annual report
12 | 31 | 16

Putnam VT
International Growth Fund

Message from the Trustees

Dear Shareholder:

With 2017 under way, investor sentiment generally brightened at the prospect of moving beyond the challenges of the past year, when politics tested markets. Fortunately, market turbulence in the aftermath of key political events was in many cases followed by impressive rebounds, and annual performance in most global financial markets exceeded expectations.

Of course, uncertainties and macroeconomic risks do not simply disappear with the close of the calendar year. Conditions in the bond market have changed given the shift in the potential for inflation. As such, we believe investors should continue to focus on time-tested strategies: maintain a well-diversified portfolio, keep a long-term view, and do not overreact to short-term market fluctuations. To help ensure that your portfolio is aligned with your individual goals, time horizon, and tolerance for risk, we also believe it is a good idea to speak regularly with your financial advisor.

In today’s environment, we favor the investment approach practiced at Putnam — active strategies based on fundamental research. Putnam portfolio managers, backed by a network of global analysts, bring years of experience to navigating changing market conditions and pursuing investment opportunities. In the following pages, you will find an overview of your fund’s performance for the reporting period ended December 31, 2016, as well as an outlook for the coming months.

As always, thank you for investing with Putnam.

Investment objective

Long-term capital appreciation

Net asset value December 31, 2016

Class IA: $17.61	Class IB: $17.54

Total return at net asset value

			MSCI EAFE Growth
(as of 12/31/16)	Class IA shares*	Class IB shares†	Index (ND)

1 year	–6.46%	–6.72%	–3.04%

5 years	32.67	31.09	38.13
Annualized	5.82	5.56	6.67

10 years	11.57	8.81	17.63
Annualized	1.10	0.85	1.64

Life	126.22	116.37	101.33
Annualized	4.17	3.94	3.58

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* Class inception date: January 2, 1997.

† Class inception date: April 30, 1998.

The MSCI EAFE Growth Index (ND) is an unmanaged index that measures the performance in 20 countries within Europe, Australasia, and the Far East with a greater-than-average growth orientation. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. Performance of class IB shares before their inception is derived from the historical performance of class IA shares, adjusted to reflect the higher operating expenses applicable to such shares. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and rounding. Holdings and allocations may vary over time.

Putnam VT International Growth Fund	1

Report from your fund’s manager

How would you describe the investment environment for the 12-month period ended December 31, 2016?

In the first three calendar quarters of 2016, investors were attracted either to stocks that appeared to have a stable dividend yield or to what we believe are some of the riskiest areas of the global markets, including emerging-market stocks. Consequently, “bond proxy” stocks — or stocks that attract investors seeking dividend income — and emerging-market stocks outperformed other areas of the global markets for much of this period. In the final calendar quarter, and particularly in the aftermath of the U.S. presidential election, U.S. stocks performed very well, largely on the anticipation of pro-growth policies articulated by the incoming Trump administration.

In contrast to U.S. stocks, which delivered healthy returns for 2016 overall, non-U.S. stocks had a more difficult year. Events such as Brexit — the decision by U.K. voters in late June 2016 to leave the European Union — caused a substantial fall in the relative value of the pound sterling, and the U.S. election itself caused widespread concerns outside the United States over the potential emergence of protectionist U.S. trade policies.

In this context, how did Putnam VT International Growth Fund perform?

The fund underperformed its benchmark, the MSCI EAFE Growth Index [ND]. In the fund, we focus on trying to find inexpensive international stocks of companies that we think have a promising growth trajectory. Taken as an asset class, this group of growth stocks — by which we mean stocks that we believe have the highest earnings growth potential — underperformed other areas of the market during the period. In addition to this general market trend, our stock selection produced disappointing results. In some cases, we retained a high conviction in stocks that otherwise disappointed during the period; in other cases, we trimmed or sold stocks that delivered subpar results.

Have these trends prompted you to reconsider where you will seek growth opportunities moving forward?

Over the long term, we continue to believe inexpensively valued stocks that exhibit superior growth, in our view, may deliver the greatest returns to investors. However, given sustained worries about the pace of global economic recovery, within our strong growth-centric bias in the portfolio, we have increased our emphasis on the stability of growth, so that, in our view, the forward growth of the stocks in the portfolio may be somewhat less sensitive to changes in global macroeconomic growth or changes in interest rates.

Turning to the United Kingdom, do you see Brexit as helping or harming the U.K. economy and markets?

The United Kingdom currently has a sizable account deficit — i.e., the value of its imports exceeds the value of its exports. We believe this threatens to run higher in the wake of Brexit because many corporate interests have put their U.K.-related investment plans on hold. If these companies continue to withhold their capital expenditures in the United Kingdom, that could worsen the U.K. current account deficit.

In addition to weak fixed-asset investment, international investor wealth flowing into U.K. property markets has slowed, and may continue to slow, in our view. One of the ways the market compensates for these weak investment and portfolio flows is to adjust the value of the currency. Not surprisingly, the pound weakened substantially versus other currencies in the months since Brexit, which may help to offset a bit of the negative current account difficulties.

What is your outlook for international growth stocks in the months ahead?

One big-picture concern we have is that global growth has been structurally slow. We have seen this in key economies, including those of the United States, China, Europe, and Japan. On the flip side, we believe emerging markets have been doing somewhat better than they were in the recent past. We think that if growth recovers in countries such as the United States and China, this may help drive global demand — and thus continue to fuel better growth from both developing and developed world markets.

At the same time, we see the potential for monetary policy tightening in the months ahead, which the U.S. Federal Reserve has signaled it is prepared to enact if inflation runs too high. A looser fiscal stance, which we see as a real possibility in both the United States and Europe, particularly in the arena of expanding infrastructure investment, could help growth, in our view. However, it could also put upward pressure on inflation, which may cause the Fed, in particular, to be more aggressive in its rate hikes.

In light of these observations, we will seek to structure the portfolio so that it is in the best position to perform well regardless of the interest-rate backdrop, while continuing to search out inexpensive opportunities that we believe have high growth potential.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Consider these risks before investing: International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/ or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and the market may not favor growth-style investing. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific company or industry. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. You can lose money by investing in the fund.

2	Putnam VT International Growth Fund

Your fund’s manager

Portfolio Manager Jeffrey B. Sacknowitz, CFA, joined Putnam in 1999 and has been in the investment industry since 1993.

Your fund’s manager may also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

Putnam VT International Growth Fund	3

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay onetime transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The two left-hand columns of the Expenses per $1,000 table show the expenses you would have paid on a $1,000 investment in your fund from 7/1/16 to 12/31/16. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the Expenses per $1,000 table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expense ratios

	Class IA	Class IB

Net expenses for the fiscal year ended
12/31/15*	1.20%	1.45%

Total annual operating expenses for the fiscal
year ended 12/31/15	1.29%	1.54%

Annualized expense ratio for the six-month
period ended 12/31/16†	1.20%	1.45%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

*Reflects Putnam Management’s contractual obligation to limit expenses through 4/30/17.

†For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

Expenses and value for a
	Expenses and value for a		$1,000 investment, assuming
	$1,000 investment, assuming		a hypothetical 5% annualized
	actual returns for the		return for the 6 months
	6 months ended 12/31/16		ended 12/31/16

	Class IA	Class IB	Class IA	Class IB

Expenses paid
per $1,000*†	$6.00	$7.25	$6.09	$7.35

Ending value
(after
expenses)	$989.30	$988.20	$1,019.10	$1,017.85

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/16. The expense ratio may differ for each share class.

† Expenses based on actual returns are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Expenses based on a hypothetical 5% return are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

4	Putnam VT International Growth Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Variable Trust and Shareholders of
Putnam VT International Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam VT International Growth Fund (the “Fund”) as of December 31, 2016, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments as of December 31, 2016 by correspondence with the custodian, brokers, transfer agent, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 9, 2017

Putnam VT International Growth Fund	5

The fund’s portfolio 12/31/16

COMMON STOCKS (97.4%)*	Shares	Value

Aerospace and defense (2.4%)
Airbus Group SE (France)	4,189	$276,468

Korea Aerospace Industries, Ltd. (South Korea)	1,216	67,276

Raytheon Co.	700	99,400

Thales SA (France)	3,974	385,056

		828,200
Airlines (0.4%)
Air Canada (Canada) †	14,600	148,648

		148,648
Auto components (0.9%)
Topre Corp. (Japan)	5,300	132,390

Valeo SA (France)	3,218	184,905

		317,295
Automobiles (0.5%)
Nissan Motor Co., Ltd. (Japan)	17,600	176,572

		176,572
Banks (4.4%)
Australia & New Zealand Banking Group, Ltd.
(Australia)	14,715	322,137

Banco Macro SA ADR (Argentina)	2,000	128,700

Credicorp, Ltd. (Peru)	1,400	221,004

ING Groep NV GDR (Netherlands)	18,500	260,349

Mitsubishi UFJ Financial Group, Inc. (Japan)	13,200	81,153

Permanent TSB Group Holdings PLC (Ireland) †	46,265	134,176

Societe Generale SA (France)	7,335	360,080

		1,507,599
Beverages (3.2%)
Anheuser-Busch InBev SA/NV (Belgium)	6,838	722,141

Heineken NV (Netherlands)	5,129	384,179

		1,106,320
Biotechnology (1.4%)
Shire PLC (United Kingdom)	8,479	480,472

		480,472
Building products (1.0%)
Johnson Controls International PLC	8,476	349,126

		349,126
Capital markets (0.5%)
Euronext NV 144A (France)	3,820	157,552

		157,552
Chemicals (3.7%)
Akzo Nobel NV (Netherlands)	4,939	308,448

Albemarle Corp.	3,500	301,280

Kansai Paint Co., Ltd. (Japan)	10,000	183,901

Monsanto Co.	1,500	157,815

Sociedad Quimica y Minera de Chile SA ADR (Chile)	5,400	154,710

Syngenta AG (Switzerland)	452	178,622

		1,284,776
Commercial services and supplies (1.4%)
HomeServe PLC (United Kingdom)	13,726	104,158

Securitas AB Class B (Sweden)	24,915	391,840

		495,998
Communications equipment (1.8%)
Hitachi Kokusai Electric, Inc. (Japan)	10,200	212,696

Nokia OYJ (Finland)	82,498	395,577

		608,273
Construction and engineering (2.7%)
Concord New Energy Group, Ltd. (China)	1,570,000	81,626

Kumagai Gumi Co., Ltd. (Japan)	154,000	394,557

Kyudenko Corp. (Japan)	13,500	361,389

Surya Semesta Internusa Tbk PT (Indonesia)	2,535,800	81,679

		919,251

COMMON STOCKS (97.4%)* cont.	Shares	Value

Construction materials (1.3%)
Cemex SAB de CV ADR (Mexico) S	7,400	$59,422

LafargeHolcim, Ltd. (Switzerland)	7,215	379,008

		438,430
Consumer finance (0.5%)
Shriram Transport Finance Co., Ltd. (India)	14,899	186,291

		186,291
Containers and packaging (0.9%)
RPC Group PLC (United Kingdom)	23,172	303,151

		303,151
Diversified financial services (2.4%)
Challenger, Ltd. (Australia)	66,523	537,875

ORIX Corp. (Japan)	17,800	275,767

		813,642
Diversified telecommunication services (3.9%)
Cellnex Telecom, SA 144A (Spain)	8,395	120,568

Com Hem Holding AB (Sweden)	39,949	380,929

Nippon Telegraph & Telephone Corp. (Japan)	13,900	584,298

SFR Group SA (France) †	9,484	267,390

		1,353,185
Electronic equipment, instruments, and components (1.6%)
ALSO Holding AG (Switzerland)	1,233	108,870

Murata Manufacturing Co., Ltd. (Japan)	3,300	439,452

		548,322
Equity real estate investment trusts (REITs) (0.9%)
Hibernia REIT PLC (Ireland)	231,045	300,284

		300,284
Food and staples retail (2.4%)
AIN Holdings, Inc. (Japan)	2,200	145,415

Koninklijke Ahold Delhaize NV (Netherlands)	19,717	414,999

X5 Retail Group NV GDR (Russia) †	8,188	265,785

		826,199
Food products (4.7%)
Adecoagro SA (Argentina) †	3,587	37,233

Associated British Foods PLC (United Kingdom)	13,387	452,432

Kerry Group PLC Class A (Ireland)	6,044	432,192

Marine Harvest ASA (Norway)	8,422	151,871

Nomad Foods, Ltd. (United Kingdom) †	16,240	155,417

Orkla ASA (Norway)	41,375	374,333

		1,603,478
Health-care equipment and supplies (0.8%)
Sartorius AG (Preference) (Germany)	3,588	265,664

		265,664
Health-care providers and services (0.7%)
Fresenius SE & Co. KGaA (Germany)	3,128	244,341

		244,341
Health-care technology (1.1%)
CompuGroup Medical SE (Germany)	9,419	386,113

		386,113
Hotels, restaurants, and leisure (4.3%)
Compass Group PLC (United Kingdom)	42,923	791,170

Cox & Kings, Ltd. (India)	76,781	202,352

Dalata Hotel Group PLC (Ireland) †	101,478	468,859

		1,462,381
Household durables (1.9%)
Basso Industry Corp. (Taiwan)	88,000	254,064

Sony Corp. (Japan)	13,700	380,738

		634,802
Household products (0.8%)
Henkel AG & Co. KGaA (Preference) (Germany)	2,223	265,107

		265,107
Industrial conglomerates (1.2%)
Siemens AG (Germany)	3,428	421,376

		421,376

6	Putnam VT International Growth Fund

COMMON STOCKS (97.4%)* cont.	Shares	Value

Insurance (3.1%)
Admiral Group PLC (United Kingdom)	8,788	$197,062

AIA Group, Ltd. (Hong Kong)	68,200	381,665

Prudential PLC (United Kingdom)	23,726	473,242

		1,051,969
Internet and direct marketing retail (1.2%)
Amazon.com, Inc. †	175	131,227

B2W Cia Digital (Brazil) †	40,500	126,924

Delivery Hero Holding GmbH (acquired 6/12/15,
cost $177,146) (Private) (Germany) † ΔΔF	23	149,125

FabFurnish GmbH (acquired 8/2/13,
cost $1) (Private) (Brazil) † ΔΔF	2	2

Global Fashion Holding SA (acquired 8/2/13,
cost $65,824) (Private) (Brazil) † ΔΔF	1,554	11,934

New Bigfoot Other Assets GmbH (acquired 8/2/13,
cost $1) (Private) (Brazil) † ΔΔF	1	1

New Middle East Other Assets GmbH (acquired
8/2/13, cost $1) (Private) (Brazil) † ΔΔF	1	1

		419,214
Internet software and services (4.8%)
Alibaba Group Holding, Ltd. ADR (China) † S	4,299	377,495

Criteo SA ADR (France) †	6,300	258,804

Facebook, Inc. Class A †	1,400	161,070

Instructure, Inc. †	6,300	123,165

Internet Initiative Japan, Inc. (Japan)	4,600	69,330

SMS Co., Ltd. (Japan)	9,500	210,324

Tencent Holdings, Ltd. (China)	18,000	436,863

		1,637,051
IT Services (0.6%)
InterXion Holding NV (Netherlands) †	5,900	206,913

		206,913
Life sciences tools and services (1.0%)
Clinigen Group PLC (United Kingdom)	38,491	335,800

		335,800
Machinery (1.7%)
Komatsu, Ltd. (Japan)	7,400	167,027

NSK, Ltd. (Japan)	28,400	327,562

Sodick Co., Ltd. (Japan)	10,700	88,237

		582,826
Media (4.3%)
Global Mediacom Tbk PT (Indonesia)	1,556,800	70,655

ITV PLC (United Kingdom)	114,296	289,716

Nippon Television Holdings, Inc. (Japan) UR	18,000	326,257

Stroeer SE & Co. KGaA (Germany) S	5,871	257,144

WPP PLC (United Kingdom)	23,416	523,481

		1,467,253
Metals and mining (0.7%)
ArcelorMittal SA (France) †	31,841	234,755

		234,755
Multi-utilities (0.7%)
Veolia Environnement SA (France)	13,586	230,955

		230,955
Multiline retail (0.5%)
Matahari Department Store Tbk PT (Indonesia)	149,600	166,998

		166,998
Oil, gas, and consumable fuels (3.5%)
Cenovus Energy, Inc. (Canada)	17,800	269,314

Cheniere Energy, Inc. †	5,300	219,579

EnCana Corp. (Canada)	14,600	171,375

EOG Resources, Inc.	2,100	212,310

Royal Dutch Shell PLC Class A (United Kingdom)	11,564	318,643

		1,191,221
Personal products (0.6%)
Coty, Inc. Class A	10,953	200,549

		200,549

COMMON STOCKS (97.4%)* cont.	Shares	Value

Pharmaceuticals (5.5%)
Allergan PLC † S	2,050	$430,521

Astellas Pharma, Inc. (Japan)	33,100	458,806

AstraZeneca PLC (United Kingdom)	1,883	102,121

Novartis AG (Switzerland)	10,298	749,063

Shionogi & Co., Ltd. (Japan)	3,100	147,917

		1,888,428
Professional services (1.3%)
RELX NV (United Kingdom)	25,854	434,593

		434,593
Real estate management and development (3.2%)
Foxtons Group PLC (United Kingdom)	135,325	169,946

Kennedy-Wilson Holdings, Inc.	14,510	297,455

Mitsui Fudosan Co., Ltd. (Japan)	11,000	253,829

Relo Group, Inc. (Japan)	2,600	371,276

		1,092,506
Semiconductors and semiconductor equipment (2.7%)
Infineon Technologies AG (Germany)	14,436	250,203

NXP Semiconductor NV †	1,400	137,214

SCREEN Holdings Co., Ltd. (Japan)	1,900	117,527

Taiwan Semiconductor Manufacturing Co., Ltd.
(Taiwan)	75,000	420,003

		924,947
Software (2.9%)
Mobileye NV (Israel) † S	6,000	228,720

Nintendo Co., Ltd. (Japan)	1,500	313,568

RIB Software AG (Germany) S	18,826	246,333

ServiceNow, Inc. †	2,600	193,284

		981,905
Textiles, apparel, and luxury goods (1.3%)
Adidas AG (Germany)	1,581	249,862

CCC SA (Poland)	3,737	181,707

		431,569
Thrifts and mortgage finance (0.7%)
Housing Development Finance Corp., Ltd.
(HDFC) (India)	13,798	256,488

		256,488
Tobacco (0.5%)
Imperial Brands PLC (United Kingdom)	3,972	172,789

		172,789
Trading companies and distributors (1.6%)
Ashtead Group PLC (United Kingdom)	17,886	346,516

Bunzl PLC (United Kingdom)	7,477	193,487

		540,003
Water utilities (0.4%)
China Water Affairs Group, Ltd. (China)	228,000	148,933

		148,933
Wireless telecommunication services (0.9%)
Safaricom, Ltd. (Kenya)	714,800	133,555

Vodafone Group PLC (United Kingdom)	75,027	184,527

		318,082

Total common stocks (cost $33,072,913)		$33,348,595

	Expiration
WARRANTS (1.5%)* †	date	Strike price	Warrants	Value

Hangzhou Hikvision
Digital Technology Co.,
Ltd. 144A (China)	12/18/17	$0.00	58,500	$200,429

Joyoung Co., Ltd.
144A (China)	11/20/17	0.00	35,400	91,843

Wuliangye Yibin Co., Ltd.
144A (China)	4/17/17	0.00	46,600	231,206

Total warrants (cost $509,374)				$523,478

Putnam VT International Growth Fund	7

		Principal amount/
SHORT-TERM INVESTMENTS (5.5%)*		shares	Value

Putnam Cash Collateral Pool, LLC 0.91% [d]	Shares	1,419,944	$1,419,944

Putnam Short Term Investment
Fund 0.69% L	Shares	357,082	357,082

U.S. Treasury Bills 0.443%, 2/16/17 Δ		$110,000	109,941

Total short-term investments (cost $1,886,965)			$1,886,967

Total investments (cost $35,469,252)			$35,759,040

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
GDR	Global Depository Receipts: represents ownership of foreign
securities on deposit with a custodian bank

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2016 through December 31, 2016 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $34,232,784.

† This security is non-income-producing.

ΔΔ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $161,063, or 0.5% of net assets.

Δ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

UR At the reporting period end, 400 shares owned by the fund were not formally entered on the company’s shareholder register, due to local restrictions on foreign ownership. While the fund has full title to these unregistered shares, these shares do not carry voting rights.

At the close of the reporting period, the fund maintained liquid assets totaling $171,081 to cover certain derivative contracts.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

Japan	18.1%	Canada	1.7%

United Kingdom	17.6	Norway	1.5

United States	10.1	Finland	1.2

Germany	8.0	Hong Kong	1.1

France	6.9	Indonesia	0.9

Netherlands	4.6	Russia	0.8

China	4.6	Israel	0.7

Switzerland	4.1	Peru	0.6

Ireland	3.9	Poland	0.5

Australia	2.5	Argentina	0.5

Sweden	2.3	Chile	0.5

Belgium	2.1	Other	1.3

Taiwan	2.0	Total	100.0%

India	1.9

8	Putnam VT International Growth Fund

FORWARD CURRENCY CONTRACTS at 12/31/16 (aggregate face value $12,956,309)						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.

	Australian Dollar	Buy	1/18/17	$297,209	$314,249	$(17,040)

	British Pound	Sell	3/16/17	1,346,914	1,386,021	39,107

	Canadian Dollar	Sell	1/18/17	99,226	101,635	2,409

	Hong Kong Dollar	Buy	2/16/17	350,465	350,977	(512)

Barclays Bank PLC

	Euro	Sell	3/16/17	300,963	305,037	4,074

	Hong Kong Dollar	Buy	2/16/17	54,019	54,051	(32)

Citibank, N.A.

	Australian Dollar	Buy	1/18/17	252,267	270,551	(18,284)

	Chinese Yuan (Offshore)	Sell	2/16/17	92,612	93,564	952

	Danish Krone	Buy	3/16/17	242,890	246,516	(3,626)

	Euro	Buy	3/16/17	167,120	175,086	(7,966)

	Japanese Yen	Buy	2/16/17	851,365	950,531	(99,166)

	Mexican Peso	Sell	1/18/17	34,495	58,021	23,526

Credit Suisse International

	Canadian Dollar	Sell	1/18/17	266,465	272,548	6,083

Goldman Sachs International

	Australian Dollar	Buy	1/18/17	413,640	438,568	(24,928)

	Chinese Yuan (Offshore)	Sell	2/16/17	1,449,744	1,496,738	46,994

	Euro	Sell	3/16/17	262,616	263,521	905

	Japanese Yen	Sell	2/16/17	637,491	611,449	(26,042)

JPMorgan Chase Bank N.A.

	British Pound	Buy	3/16/17	1,074,075	1,108,209	(34,134)

	Euro	Sell	3/16/17	702,282	712,454	10,172

	Japanese Yen	Buy	2/16/17	89,494	119,345	(29,851)

	Norwegian Krone	Sell	3/16/17	77,103	79,137	2,034

	Singapore Dollar	Buy	2/16/17	267,992	275,794	(7,802)

	South Korean Won	Buy	2/16/17	363,816	376,977	(13,161)

	South Korean Won	Sell	2/16/17	363,816	384,464	20,648

	Swedish Krona	Sell	3/16/17	326,751	325,301	(1,450)

	Swiss Franc	Buy	3/16/17	550,610	555,585	(4,975)

State Street Bank and Trust Co.

	Canadian Dollar	Sell	1/18/17	231,453	231,846	393

	Hong Kong Dollar	Buy	2/16/17	108,618	108,679	(61)

	Israeli Shekel	Sell	1/18/17	32,200	33,025	825

	Swiss Franc	Buy	3/16/17	1,068,472	1,078,270	(9,798)

UBS AG

	Swiss Franc	Buy	3/16/17	176,270	178,160	(1,890)

Total						$(142,596)

Putnam VT International Growth Fund	9

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Consumer discretionary	$258,151	$4,656,870	$161,063

Consumer staples	393,199	3,781,243	—

Energy	872,578	318,643	—

Financials	349,704	3,623,837	—

Health care	430,521	3,170,297	—

Industrials	597,174	4,122,847	—

Information technology	1,686,665	3,220,746	—

Materials	673,227	1,587,885	—

Real estate	297,455	1,095,335	—

Telecommunication services	—	1,671,267	—

Utilities	—	379,888	—

Total common stocks	5,558,674	27,628,858	161,063

Warrants	—	523,478	—

Short-term investments	357,082	1,529,885	—

Totals by level	$5,915,756	$29,682,221	$161,063

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(142,596)	$—

Totals by level	$—	$(142,596)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers between Level 1 and Level 2 within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

The following is a reconciliation of Level 3 assets as of the close of the reporting period:

				Change in net
				unrealized
		Accrued		appreciation/
Investments in	Balance as of	discounts/	Realized	(deprecia-	Cost of	Proceeds	Total transfers	Total transfers	Balance as of
securities:	12/31/15	premiums	gain/(loss)	tion)#	purchases	from sales	into Level 3†	out of Level 3†	12/31/16

Common stocks*:

Consumer
discretionary	$193,322	$—	$—	$(32,259)	$—	$—	$—	$—	$161,063

Financials	245,755	—	—	(75,359)	—	(170,396)	—	—	—

Total common stocks	$439,077	$—	$—	$(107,618)	$—	$(170,396)	$—	$—	$161,063

Totals	$439,077	$—	$—	$(107,618)	$—	$(170,396)	$—	$—	$161,063

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

† Transfers during the reporting period are accounted for using the end of period market value and did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.

# Includes $32,259 related to Level 3 securities still held at period end. Total change in unrealized appreciation/(depreciation) for securities (including Level 1 and Level 2) can be found in the Statement of operations.

The accompanying notes are an integral part of these financial statements.

10	Putnam VT International Growth Fund

Statement of assets and liabilities
12/31/16

Assets

Investment in securities, at value, including $1,385,866 of securities on loan (Note 1):

Unaffiliated issuers (identified cost $33,692,226)	$33,982,014

Affiliated issuers (identified cost $1,777,026) (Notes 1 and 5)	1,777,026

Cash	27,388

Foreign currency (cost $63,740) (Note 1)	62,640

Dividends, interest and other receivables	65,546

Receivable for shares of the fund sold	18,480

Receivable for investments sold	100,208

Unrealized appreciation on forward currency contracts (Note 1)	158,122

Total assets	36,191,424

Liabilities

Payable for shares of the fund repurchased	56,854

Payable for compensation of Manager (Note 2)	15,827

Payable for custodian fees (Note 2)	27,107

Payable for investor servicing fees (Note 2)	4,230

Payable for Trustee compensation and expenses (Note 2)	70,535

Payable for administrative services (Note 2)	359

Payable for distribution fees (Note 2)	2,326

Unrealized depreciation on forward currency contracts (Note 1)	300,718

Collateral on securities loaned, at value (Note 1)	1,419,944

Other accrued expenses	60,740

Total liabilities	1,958,640

Net assets	$34,232,784

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$34,703,133

Undistributed net investment income (Note 1)	524,512

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(1,139,975)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	145,114

Total — Representing net assets applicable to capital shares outstanding	$34,232,784

Computation of net asset value Class IA

Net assets	$23,195,772

Number of shares outstanding	1,316,897

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$17.61

Computation of net asset value Class IB

Net assets	$11,037,012

Number of shares outstanding	629,192

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$17.54

The accompanying notes are an integral part of these financial statements.

Putnam VT International Growth Fund	11

Statement of operations
Year ended 12/31/16

Investment income

Dividends (net of foreign taxes paid and refunded of $69,736)	$733,291

Interest (including interest income of $2,932 from investments in affiliated issuers) (Note 5)	3,030

Securities lending (net of expenses) (Notes 1 and 5)	28,654

Total investment income	764,975

Expenses

Compensation of Manager (Note 2)	344,591

Investor servicing fees (Note 2)	26,047

Custodian fees (Note 2)	41,092

Trustee compensation and expenses (Note 2)	3,229

Distribution fees (Note 2)	29,688

Administrative services (Note 2)	1,077

Auditing and tax fees	60,131

Other	24,392

Fees waived and reimbursed by Manager (Note 2)	(55,632)

Total expenses	474,615

Expense reduction (Note 2)	(5,755)

Net expenses	468,860

Net investment income	296,115
Net realized loss on investments (net of foreign tax of $10,281) (Notes 1 and 3)	(891,287)

Net realized loss on swap contracts (Note 1)	(22,825)

Net realized gain on foreign currency transactions (Note 1)	312,632

Net realized gain on written options (Notes 1 and 3)	40,322

Net unrealized depreciation of assets and liabilities in foreign currencies during the year	(304,690)

Net unrealized depreciation of investments during the year	(2,118,266)

Net loss on investments	(2,984,114)

Net decrease in net assets resulting from operations	$(2,687,999)

Statement of changes in net assets

	Year ended	Year ended
	12/31/16	12/31/15

Decrease in net assets

Operations

Net investment income	$296,115	$332,557

Net realized gain (loss) on investments and foreign currency transactions	(561,158)	1,375,466

Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(2,422,956)	(977,128)

Net increase (decrease) in net assets resulting from operations	(2,687,999)	730,895

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(322,695)	—

Class IB	(114,047)	—

Decrease from capital share transactions (Note 4)	(4,689,346)	(5,528,722)

Total decrease in net assets	(7,814,087)	(4,797,827)

Net assets

Beginning of year	42,046,871	46,844,698

End of year (including undistributed net investment income of $524,512 and $286,085, respectively)	$34,232,784	$42,046,871

The accompanying notes are an integral part of these financial statements.

12	Putnam VT International Growth Fund

Financial highlights (For a common share outstanding throughout the period)

					LESS
	INVESTMENT OPERATIONS:				DISTRIBUTIONS:				RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[c,d,e]	Ratio of net investment income (loss)to average net assets (%) [e]	Portfolio turnover (%)

Class IA

12/31/16	$19.06	.16	(1.39)	(1.23)	(.22)	(.22)	$17.61	(6.46)	$23,196	1.20 [f]	.87 [f]	117

12/31/15	18.81	.16	.09	.25	—	—	19.06	1.33	28,751	1.19	.80	83

12/31/14	20.05	.19	(1.37)	(1.18)	(.06)	(.06)	18.81	(5.90)	32,259	1.22	.93	98

12/31/13	16.56	.13	3.59	3.72	(.23)	(.23)	20.05	22.70	40,518	1.24	.73	125

12/31/12	13.89	.16	2.77	2.93	(.26)	(.26)	16.56	21.24	38,600	1.24	1.08	114

Class IB

12/31/16	$18.98	.11	(1.38)	(1.27)	(.17)	(.17)	$17.54	(6.72)	$11,037	1.45 [f]	.63 [f]	117

12/31/15	18.77	.11	.10	.21	—	—	18.98	1.12	13,296	1.44	.55	83

12/31/14	20.01	.13	(1.36)	(1.23)	(.01)	(.01)	18.77	(6.15)	14,585	1.47	.67	98

12/31/13	16.53	.09	3.58	3.67	(.19)	(.19)	20.01	22.37	18,318	1.49	.49	125

12/31/12	13.85	.13	2.77	2.90	(.22)	(.22)	16.53	21.01	17,549	1.49	.83	114

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c The charges and expenses at the insurance company separate account level are not reflected.

d Includes amounts paid through expense offset and brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

e Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

12/31/16	0.15%

12/31/15	0.09

12/31/14	0.05

12/31/13	0.03

12/31/12	0.05

f Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets (Note 2).

The accompanying notes are an integral part of these financial statements.

Putnam VT International Growth Fund	13

Notes to financial statements 12/31/16

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from January 1, 2016 through December 31, 2016.

Putnam VT International Growth Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek long-term capital appreciation. The fund invests mainly in common stocks of companies of any size in established and emerging markets outside the United States. The fund invests mainly in growth stocks, which are issued by companies whose earnings are expected to grow faster than those of similar firms and whose business growth and other characteristics may lead to an increase in stock price. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. The fund may also use derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1 — Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

14	Putnam VT International Growth Fund

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to gain exposure to a basket of securities.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $176,685 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $109,945 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $1,419,944 and the value of securities loaned amounted to $1,385,866.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s

Putnam VT International Growth Fund	15

investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At December 31, 2016, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover

Short-term	Long-term	Total

$747,128	$243,620	$990,748

Distributions to shareholders Distributions to shareholders from net invest ment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from foreign currency gains and losses, from foreign taxes paid on capital gains, from the expi ration of a capital loss carryover, from realized gains and losses on passive foreign investment companies, from unrealized gains and losses on passive foreign invest ment companies, from income on swap contracts, and from partnership income Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $379,054 to increase undistributed net investment income, $33,981,355 to decrease paid-in capital and $33,602,301 to decrease accumulated net realized loss.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$2,985,564
Unrealized depreciation	(2,845,003)

Net unrealized appreciation	140,561
Undistributed ordinary income	393,950
Capital loss carryforward	(990,748)

Cost for federal income tax purposes	$35,618,479

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 39.3% of the fund is owned by accounts of one insurance company.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

1.080%	of the first $5 billion,
1.030%	of the next $5 billion,
0.980%	of the next $10 billion,
0.930%	of the next $10 billion,
0.880%	of the next $50 billion,
0.860%	of the next $50 billion,
0.850%	of the next $100 billion and
0.845%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.926% of the fund’s average net assets.

Putnam Management has contractually agreed, through April 30, 2018, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $55,038 as a result of this limit.

Putnam Management may from time to time voluntarily undertake to waive fees and/or reimburse certain fund expenses. Any such waiver or reimbursement would be voluntary and may be modified or discontinued by Putnam Management at any time without notice. For the reporting period, Putnam Management voluntarily waived $594.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

16	Putnam VT International Growth Fund

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.07% of the fund’s average daily net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class IA	$17,735
Class IB	8,312

Total	$26,047

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $17 under the expense offset arrangements and by $5,738 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $29, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class IB shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares. The expenses related to distribution fees during the reporting period are included in Distribution fees in the Statement of operations.

Note 3 — Purchases and sales of securities

During the reporting period, the cost of purchases and proceeds from sales, excluding short-term investments, were as follows:

	Cost of	Proceeds
	purchases	from sales

Investments in securities
(Long-term)	$42,844,428	$46,836,560

U.S. government securities
(Long-term)	—	—

Total	$42,844,428	$46,836,560

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Written option transactions during the reporting period are summarized as follows:

		Written option	Written option
		contract amounts	premiums

Written options outstanding
at the beginning of the
reporting period	GBP	—	$—

Options opened	GBP	449	40,322

Options exercised	GBP	—	—

Options expired	GBP	(449)	(40,322)

Options closed	GBP	—	—

Written options outstanding at
the end of the reporting period	GBP	—	$—

Note 4 — Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

		Class IA shares				Class IB shares
	Year ended 12/31/16		Year ended 12/31/15		Year ended 12/31/16		Year ended 12/31/15

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	26,070	$459,115	76,538	$1,528,005	23,109	$409,283	29,281	$567,557

Shares issued in connection with
reinvestment of distributions	17,828	322,695	—	—	6,315	114,047	—	—

	43,898	781,810	76,538	1,528,005	29,424	523,330	29,281	567,557

Shares repurchased	(235,154)	(4,193,477)	(283,518)	(5,543,777)	(100,859)	(1,801,009)	(105,709)	(2,080,507)

Net decrease	(191,256)	$(3,411,667)	(206,980)	$(4,015,772)	(71,435)	$(1,277,679)	(76,428)	$(1,512,950)

Putnam VT International Growth Fund	17

Note 5 — Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

	Fair value at the beginning				Fair value at the end of
Name of affiliate	of the reporting period	Purchase cost	Sale proceeds	Investment income	the reporting period

Putnam Cash Collateral Pool, LLC*	$978,909	$11,147,514	$10,706,479	$6,411	$1,419,944

Putnam Short Term Investment
Fund**	1,076,070	14,880,913	15,599,901	2,932	357,082

Totals	$2,054,979	$26,028,427	$26,306,380	$9,343	$1,777,026

*No management fees are charged to Putnam Cash Collateral Pool, LLC (See Note 1).

**Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6 — Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7 — Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$100

Written equity option contracts (contract amount) (Note 3)	$100

Forward currency contracts (contract amount)	$17,200,000

OTC total return swap contracts (notional)	$—*

Warrants (number of warrants)	90,000

* For the reporting period there were no holdings at the end of each fiscal quarter and the transactions were considered minimal.

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not accounted
for as hedging instruments	Statement of assets and		Statement of assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Foreign exchange contracts	Receivables	$158,122	Payables	$300,718

Equity contracts	Investments	523,478	Payables	—

Total		$681,600		$300,718

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as			Forward currency
hedging instruments under ASC 815	Warrants	Options	contracts	Swaps	Total

Foreign exchange contracts	$—	$—	$308,154	$—	$308,154

Equity contracts	3,413	(19,094)	—	(22,825)	$(38,506)

Total	$3,413	$(19,094)	$308,154	$(22,825)	$269,648

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as		Forward currency
hedging instruments under ASC 815	Warrants	contracts	Total

Foreign exchange contracts	$—	$(303,799)	$(303,799)

Equity contracts	7,688	—	$7,688

Total	$7,688	$(303,799)	$(296,111)

18	Putnam VT International Growth Fund

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Putnam VT International Growth Fund	19

Note 8 — Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Citibank, N.A.	Credit Suisse International	Goldman Sachs International	JPMorgan Chase Bank N.A.	State Street Bank and Trust Co.	UBS AG	Total

Assets:

Forward currency contracts#	$41,516	$4,074	$24,478	$6,083	$47,899	$32,854	$1,218	$—	$158,122

Total Assets	$41,516	$4,074	$24,478	$6,083	$47,899	$32,854	$1,218	$—	$158,122

Liabilities:

Forward currency contracts#	17,552	32	129,042	—	50,970	91,373	9,859	1,890	300,718

Total Liabilities	$17,552	$32	$129,042	$—	$50,970	$91,373	$9,859	$1,890	$300,718

Total Financial and Derivative
Net Assets	$23,964	$4,042	$(104,564)	$6,083	$(3,071)	$(58,519)	$(8,641)	$(1,890)	$(142,596)

Total collateral received (pledged)†##	$—	$—	$(104,564)	$—	$—	$—	$—	$—

Net amount	$23,964	$4,042	$—	$6,083	$(3,071)	$(58,519)	$(8,641)	$(1,890)

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

Note 9 — New pronouncements

In October 2016, the SEC adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Putnam Management is currently evaluating the amendments and their impact, if any, on the fund’s financial statements.

20 Putnam VT International Growth Fund	Putnam VT International Growth Fund	21

Federal tax information (Unaudited)

For the reporting period, total interest and dividend income from foreign countries were $727,732, or $0.37 per share (for all classes of shares). Taxes paid to foreign countries were $81,450, or $0.04 per share (for all classes of shares).

The fund designated 7.70% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

22	Putnam VT International Growth Fund

About the Trustees

Name Year of birth Position held	Principal occupations during past five years	Other directorships	
Independent Trustees			
Liaquat Ahamed Born 1952 Trustee since 2012	Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World,* whose articles on economics have appeared in such publications as the *New York Times, Foreign Affairs,* and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.	The Rohatyn Group, an emerging-market fund complex that manages money for institutions	
Ravi Akhoury Born 1947 Trustee since 2009	Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.	RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company	
Barbara M. Baumann Born 1955 Trustee since 2010	President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.	Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company	
Jameson A. Baxter Born 1943 Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011	President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.	None	
Robert J. Darretta Born 1946 Trustee since 2007	From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.	UnitedHealth Group, a diversified health-care company	
Katinka Domotorffy Born 1975 Trustee since 2012	Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.	Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center; College Now Greater Cleveland	
John A. Hill Born 1942 Trustee since 1985 and Chairman from 2000 to 2011	Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.	None	
Paul L. Joskow Born 1947 Trustee since 1997	Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.	Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services	
Kenneth R. Leibler Born 1949 Trustee since 2006 and Vice Chair since 2016	Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Director of Beth Israel Deaconess Care Organization. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.	Eversource Corporation, which operates New England's largest energy delivery system

Putnam VT International Growth Fund	23

*Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of December 31, 2016, there were 114 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Michael J. Higgins (Born 1976)	Mark C. Trenchard (Born 1962)
Executive Vice President, Principal Executive	Vice President, Treasurer, and Clerk	Vice President and BSA Compliance Officer
Officer, and Compliance Liaison	Since 2010	Since 2002
Since 2004		Director of Operational Compliance,
	Janet C. Smith (Born 1965)	Putnam Investments and Putnam
Robert T. Burns (Born 1961)	Vice President, Principal Financial Officer,	Retail Management
Vice President and Chief Legal Officer	Principal Accounting Officer, and Assistant
Since 2011	Treasurer	Nancy E. Florek (Born 1957)
General Counsel, Putnam Investments, Putnam	Since 2007	Vice President, Director of Proxy Voting and
Management, and Putnam Retail Management	Director of Fund Administration Services,	Corporate Governance, Assistant Clerk, and
	Putnam Investments and Putnam Management	Associate Treasurer
James F. Clark (Born 1974)		Since 2000
Vice President and Chief Compliance Officer	Susan G. Malloy (Born 1957)
Since 2016	Vice President and Assistant Treasurer
Chief Compliance Officer, Putnam Investments	Since 2007
and Putnam Management	Director of Accounting & Control Services,
Putnam Investments and Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

24	Putnam VT International Growth Fund

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2016, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission’s [SEC] website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investor Services, Inc.	Jameson A. Baxter, Chair
One Post Office Square	Mailing address:	Kenneth R. Leibler, Vice Chair
Boston, MA 02109	P.O. Box 8383	Liaquat Ahamed
	Boston, MA 02266-8383	Ravi Akhoury
Investment Sub-Advisors	1-800-225-1581	Barbara M. Baumann
Putnam Investments Limited		Robert J. Darretta
57–59 St James’s Street	Custodian	Katinka Domotorffy
London, England SW1A 1LD	State Street Bank and Trust Company	John A. Hill
Paul L. Joskow
The Putnam Advisory Company, LLC	Legal Counsel	Robert E. Patterson
One Post Office Square	Ropes & Gray LLP	George Putnam, III
Boston, MA 02109		Robert L. Reynolds
	Independent Registered	W. Thomas Stephens
Marketing Services	Public Accounting Firm
Putnam Retail Management	PricewaterhouseCoopers LLP
One Post Office Square
Boston, MA 02109

The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam VT International Growth Fund	25

This report has been prepared for the shareholders	H514
of Putnam VT International Growth Fund.	VTAN010 304276 2/17

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Darretta, Mr. Patterson, Mr. Hill, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

December 31, 2016	$44,027	$ —	$14,273	$ —
December 31, 2015	$40,286	$ —	$26,071	$ —

For the fiscal years ended December 31, 2016 and December 31, 2015, the fund's independent auditor billed aggregate non-audit fees in the amounts of $574,027 and $768,664 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

December 31, 2016	$ —	$559,753	$ —	$ —

December 31, 2015	$ —	$742,593	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: February 28, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: February 28, 2017

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: February 28, 2017